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                                                                   EXHIBIT 23(C)

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Walden Bancorp, Inc.:

     We consent to use of our report dated January 23, 1996 incorporated herein by reference, relating to the December 31, 1994 consolidated financial statements of The Co-operative Bank of Concord and subsidiaries and the reference to our firm under the heading "Experts" in the prospectus which is a part of the Registration Statement on Form S-4 for UST Corp.

                                            /S/ KPMG PEAT MARWICK LLP
                                            -------------------------
                                            KPMG PEAT MARWICK LLP

Boston, Massachusetts
October 30, 1996